UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/15

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the series, as appropriate.

Dreyfus High Yield Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus High Yield Fund

ANNUAL REPORT December 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus High Yield Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Fund, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

January 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by Chris Barris and Kevin Cronk, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus High Yield Fund’s Class A shares produced a total return of –4.20%, Class C shares returned –4.91%, and Class I shares returned –3.96%.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of –4.61% over the same period.2

High yield bonds encountered weakness over the reporting period in the midst of deteriorating global economic sentiment and falling commodity prices. Favorable security selections and underweighted exposure to hard-hit energy companies and materials producers helped the fund’s relative performance to the benchmark.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.

At least 80% of the fund’s assets are invested in fixed-income securities that are rated below investment grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by Dreyfus. Individual issues are selected based on careful credit analysis. We thoroughly analyze the business, management, and financial strength of each of the companies whose bonds we buy, then project each issuer’s ability to repay its debt.

High Yield Bonds Struggled during Flight to Quality

2015 proved to be a challenging time for high yield bonds. The reporting period began in the wake of heightened market volatility stemming from disappointing global economic data and plummeting commodity prices. Central banks in Europe, Japan, and China eased their monetary policies in response to these developments, and overseas investors flocked to U.S government securities and other relatively safe havens, sending yields lower. Meanwhile, a strengthening U.S. dollar and severe winter weather resulted in an anemic 0.6% annualized U.S. economic growth rate for the first quarter of 2015, prompting some investors to question the sustainability of the domestic recovery.

Some of these macroeconomic drags proved transitory when the U.S. economy rebounded at a 3.9% annualized rate for the second quarter. The domestic labor market rebounded, consumer confidence improved, and business sentiment gained strength. Long-term U.S. Treasury yields climbed, and reduced credit concerns helped support high yield bond prices at the time. However, the bond market began to reverse course over the summer when investor sentiment again deteriorated due to a debt crisis in Greece and an economic slowdown China.

Market volatility intensified over the second half of the year, particularly after an unexpected currency devaluation from Chinese authorities in August sparked renewed global economic concerns and another sharp decline in commodity prices. A tepid 2.0% annualized U.S. GDP growth rate for the third quarter added to investors’ concerns, and high yield corporate bonds lost value during the ensuing flight to quality. The impact of falling commodity prices and global economic instability was particularly severe for energy and materials producers, and aggressive mergers-and-acquisitions activity dampened results in the telecommunications, media, and technology sectors.

DISCUSSION OF FUND PERFORMANCE (continued)

Allocation and Selection Strategies Proved Effective

Although we are never satisfied with negative absolute returns, the fund proved relatively successful in navigating the opportunities and pitfalls of changing investor sentiment during 2015. Our sector allocation strategy proved particularly effective, as we held underweighted exposure to energy producers, metals-and-mining companies, and other industry groups that historically have been sensitive to falling commodity prices. Instead, we achieved better results from issuers in businesses that were relatively insulated from volatile commodity prices and global economic weakness, such as the more U.S.-centric homebuilding, paper, and packaging industries. The fund’s investments in the financials sector also fared relatively well, especially among recovering U.K. banks. Meanwhile, several chemical manufacturers benefited from lower input costs.

On a more negative note, some of the fund’s individual positions lagged market averages over the reporting period for company-specific reasons. A satellite networking provider in the telecommunications services sector was undermined by disappointing earnings and a heavy debt load, an engineering-and-construction company in the services sector was hurt by a regulatory investigation, and a heavy equipment rental firm struggled with cash flow problems.

A More Cautious Investment Posture

We currently expect market volatility to persist until the direction of the global economy becomes clearer and commodity prices stabilize. Therefore, we have maintained the fund’s focus on the debt of U.S.-centric companies that are relatively insulated from overseas developments, including packaging manufacturers, homebuilders, service providers, and chemical producers. In contrast, we have continued to hold relatively light positions in metals-and-mining, energy, and retail companies. We reduced the fund’s exposure to CCC-rated bonds to a market-neutral position, and we have placed greater emphasis on large issuers with single-B ratings and relatively strong liquidity characteristics. Finally, as part of our risk management strategy, we have constructed a broadly diversified portfolio of nearly 300 different bond issues.

January 15, 2016

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted. Total allocations to an issuer are capped at 2%. The index does not reflect fees and expenses to which the fund is subject.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus High Yield Fund Class A shares, Class C shares and Class I shares and the BofA Merrill Lynch U.S. High Yield Master II Constrained Index

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus High Yield Fund on 12/31/05 to a $10,000 investment made in the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted. Total allocations to an issuer are capped at 2%. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/15
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	-8.45%	3.04%	4.97%
Without sales charge	-4.20%	3.98%	5.45%
Class C shares
with applicable redemption charge †	-5.81%	3.21%	4.65%
without redemption	-4.91%	3.21%	4.65%
Class I shares	-3.96%	4.24%	5.70%
BofA Merrill Lynch U.S. High Yield Master II Constrained Index	-4.61%	4.84%	6.82%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus High Yield Fund from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015
	Class A	Class C	Class I
Expenses paid per $1,000†	$4.63	$8.26	$3.41
Ending value (after expenses)	$932.10	$928.60	$933.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015
	Class A	Class C	Class I
Expenses paid per $1,000†	$4.84	$8.64	$3.57
Ending value (after expenses)	$1,020.42	$1,016.64	$1,021.68

†  Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

STATEMENT OF INVESTMENTS

December 31, 2015

Bonds and Notes - 93.4%		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Aerospace/Defense - 1.0%
Bombardier, Sr. Unscd. Notes		7.75	3/15/20	1,310,000	[b]	1,064,375
Bombardier, Sr. Unscd. Notes		7.50	3/15/25	2,285,000	[b]	1,610,925
CPI International, Gtd. Notes		8.75	2/15/18	2,255,000	[c]	2,232,450
TransDigm, Gtd. Notes		6.00	7/15/22	1,760,000		1,729,200
TransDigm, Gtd. Notes		6.50	7/15/24	3,550,000		3,548,225
					10,185,175
Automotive - 2.0%
Gates Global, Gtd. Notes	EUR	5.75	7/15/22	1,700,000		1,333,829
Gates Global, Gtd. Notes		6.00	7/15/22	6,250,000	[b]	4,531,250
MPG Holdco I, Gtd. Notes		7.38	10/15/22	5,570,000		5,653,550
Omega US Sub, Sr. Unscd. Notes		8.75	7/15/23	3,690,000	[b]	3,422,475
Schaeffler Holding Finance, Sr. Scd. Notes		6.75	11/15/22	3,950,000	[b]	4,266,000
					19,207,104
Banking - 3.8%
Ally Financial, Gtd. Notes		4.75	9/10/18	2,885,000		2,960,731
Ally Financial, Gtd. Notes		7.50	9/15/20	2,685,000		3,044,119
Ally Financial, Gtd. Notes		8.00	11/1/31	1,190,000		1,378,913
Bank of America, Jr. Sub. Bonds, Ser. V		5.13	12/29/49	3,780,000	[c]	3,605,175
Barclays, Jr. Sub. Bonds	EUR	6.50	12/29/49	2,825,000	[c]	3,117,287
Lloyds Banking Group, Jr. Sub. Bonds		7.50	4/30/49	7,291,000	[c]	7,783,142
Royal Bank of Scotland Group, Jr. Sub. Bonds		8.00	12/29/49	11,085,000	[c,d]	11,750,100
Royal Bank of Scotland Group, Sub. Bonds		6.13	12/15/22	3,660,000		3,990,304
					37,629,771
Building Materials - 2.2%
Allegion, Notes		5.88	9/15/23	1,600,000		1,636,000
Allegion US Holding, Gtd. Notes		5.75	10/1/21	4,690,000		4,772,075
American Builders & Contractors Supply, Sr. Unscd. Notes		5.63	4/15/21	3,490,000	[b]	3,551,075
Gibraltar Industries, Gtd. Notes		6.25	2/1/21	3,240,000	[c]	3,312,900
Nortek, Gtd. Notes		8.50	4/15/21	2,000,000		2,085,200

Bonds and Notes - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Building Materials - 2.2% (continued)
Ply Gem Industries, Gtd. Notes	6.50	2/1/22	1,500,000		1,357,500
RSI Home Products, Scd. Notes	6.50	3/15/23	4,670,000	[b]	4,833,450
				21,548,200
Cable & Satellite - 6.9%
Altice Financing, Sr. Scd. Notes	6.63	2/15/23	6,665,000	[b]	6,598,350
Altice Finco, Gtd. Notes	7.63	2/15/25	3,745,000	[b]	3,473,487
Cablevision Systems, Sr. Unscd. Notes	8.00	4/15/20	4,150,000		4,056,625
CCO Holdings, Gtd. Notes	6.63	1/31/22	3,735,000		3,945,094
CCO Holdings, Gtd. Notes	5.75	9/1/23	2,350,000		2,414,625
CCO Holdings, Gtd. Notes	5.38	5/1/25	2,015,000	[b]	2,009,963
Cequel Communications Holdings I, Sr. Unscd. Notes	6.38	9/15/20	2,490,000	[b]	2,443,313
DISH DBS, Gtd. Notes	6.75	6/1/21	3,335,000		3,368,350
DISH DBS, Gtd. Notes	5.88	7/15/22	6,660,000		6,227,100
Hughes Satellite Systems, Gtd. Notes	7.63	6/15/21	5,745,000		6,111,244
Intelsat Jackson Holdings, Gtd. Bonds	6.63	12/15/22	2,630,000	[d]	1,689,775
Intelsat Jackson Holdings, Gtd. Notes	7.25	10/15/20	4,835,000		4,254,800
Intelsat Luxembourg, Gtd. Bonds	7.75	6/1/21	6,100,000		2,882,250
Midcontinent Communications & Midcontinent Finance, Gtd. Notes	6.88	8/15/23	3,490,000	[b]	3,551,075
Neptune Finco, Sr. Unscd. Notes	10.13	1/15/23	2,205,000	[b]	2,304,225
RCN Telecom Services, Sr. Unscd. Notes	8.50	8/15/20	5,920,000	[b]	6,001,400
Virgin Media Finance, Gtd. Notes	6.38	4/15/23	2,815,000	[b]	2,867,781
Virgin Media Finance, Gtd. Notes	6.00	10/15/24	1,330,000	[b]	1,331,663
Wave Holdco, Sr. Unscd. Notes	8.25	7/15/19	1,995,000	[b]	1,935,150
				67,466,270
Chemicals - 3.5%
Consolidated Energy Finance, Gtd. Notes	6.75	10/15/19	3,211,000	[b]	3,085,610
Eco Services, Sr. Unscd. Notes	8.50	11/1/22	2,310,000	[b]	1,975,050
Hexion, Scd. Notes	9.00	11/15/20	1,570,000		608,375
Hexion, Sr. Scd. Notes	8.88	2/1/18	3,360,000		2,385,600

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Chemicals - 3.5% (continued)
Hexion, Sr. Scd. Notes	6.63	4/15/20	3,445,000	2,695,713
INEOS Group Holdings, Scd. Notes	5.88	2/15/19	4,160,000	[b,d]	4,050,800
Pinnacle Operating, Scd. Notes	9.00	11/15/20	3,420,000	[b]	3,223,350
Platform Specialty Products, Bonds	10.38	5/1/21	3,215,000	[b]	3,215,000
Trinseo Materials Operating SCA, Sr. Unscd. Notes	EUR	6.38	5/1/22	2,590,000	[b]	2,806,253
Trinseo Materials Operating SCA, Sr. Unscd. Notes	6.75	5/1/22	4,425,000	[b]	4,369,687
Tronox Finance, Gtd. Notes	6.38	8/15/20	4,455,000	2,703,294
Univar, Sr. Unscd. Notes	6.75	7/15/23	3,690,000	[b,d]	3,376,350
34,495,082
Construction Machinery - 1.4%
Ahern Rentals, Scd. Notes	7.38	5/15/23	6,150,000	[b]	4,996,875
Ashtead Capital, Scd. Notes	6.50	7/15/22	2,027,000	[b]	2,123,283
H&E Equipment Services, Gtd. Notes	7.00	9/1/22	4,245,000	[d]	4,181,325
Jurassic Holdings III, Scd. Notes	6.88	2/15/21	4,035,000	[b]	2,441,175
13,742,658
Consumer Cyclical Services - 1.5%
Interval Acquisition, Gtd. Notes	5.63	4/15/23	3,940,000	[b]	3,930,150
Reliance Intermediate, Sr. Scd. Notes	6.50	4/1/23	4,819,000	[b]	5,035,855
West, Gtd. Notes	5.38	7/15/22	6,905,000	[b]	5,981,456
14,947,461
Consumer Products - .5%
Energizer Holdings, Sr. Unscd. Notes	5.50	6/15/25	2,685,000	[b]	2,530,613
Tempur Sealy International, Notes	5.63	10/15/23	2,610,000	[b]	2,649,150
5,179,763
Diversified Manufacturing - 1.1%
Automation Tooling Systems, Sr. Unscd. Notes	6.50	6/15/23	2,200,000	[b]	2,233,000
Gardner Denver, Sr. Unscd. Notes	6.88	8/15/21	3,505,000	[b,d]	2,698,850
Griffon, Gtd. Notes	5.25	3/1/22	3,170,000	3,035,275
WESCO Distribution, Notes	5.38	12/15/21	3,315,000	3,198,975
11,166,100
Electric - 4.2%
AES, Sr. Unscd. Notes	7.38	7/1/21	5,420,000	5,555,500

Bonds and Notes - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Electric - 4.2% (continued)
Calpine, Sr. Scd. Notes	6.00	1/15/22	3,630,000	[b]	3,765,000
Calpine, Sr. Scd. Notes	7.88	1/15/23	1,000	[b]	1,070
Calpine, Sr. Unscd. Notes	5.38	1/15/23	3,400,000		3,068,500
Calpine, Sr. Unscd. Notes	5.75	1/15/25	2,500,000		2,215,625
Dynegy, Gtd. Notes	6.75	11/1/19	1,700,000		1,606,500
Dynegy, Gtd. Notes	7.38	11/1/22	3,320,000		2,905,000
Dynegy, Gtd. Notes	7.63	11/1/24	4,230,000	[d]	3,636,954
NRG Energy, Gtd. Notes	7.88	5/15/21	4,090,000		3,854,825
NRG Energy, Gtd. Notes	6.25	7/15/22	7,860,000		6,736,020
NRG Energy, Gtd. Notes	6.63	3/15/23	3,250,000		2,835,625
Talen Energy Supply, Sr. Unscd. Notes	6.50	6/1/25	6,965,000	[b,d]	4,631,725
				40,812,344
Energy - 8.0%
Antero Resources, Gtd. Notes	5.13	12/1/22	5,510,000	[d]	4,215,150
Antero Resources, Gtd. Notes	5.63	6/1/23	1,160,000	[b,d]	910,600
Bonanza Creek Energy, Gtd. Notes	6.75	4/15/21	4,297,000		2,621,170
Carrizo Oil & Gas, Gtd. Notes	7.50	9/15/20	6,395,000		5,619,606
Carrizo Oil & Gas, Gtd. Notes	6.25	4/15/23	725,000	[d]	590,875
Chesapeake Energy, Notes	8.00	12/15/22	2,921,900	[b,d]	1,446,341
Crestwood Midstream Partners, Gtd. Bonds	6.13	3/1/22	5,290,000		3,703,000
Crestwood Midstream Partners, Gtd. Notes	6.25	4/1/23	1,480,000	[b]	1,039,700
Diamondback Energy, Gtd. Notes	7.63	10/1/21	2,971,000		3,015,565
Eclipse Resources, Gtd.Notes	8.88	7/15/23	3,685,000	[b]	1,778,013
Ferrellgas, Sr. Unscd. Notes	6.75	1/15/22	6,686,000		5,666,385
Ferrellgas Partners, Sr. Unscd. Notes	8.63	6/15/20	1,585,000		1,497,825
Forum Energy Technologies, Gtd. Notes	6.25	10/1/21	5,395,000		4,504,825
Genesis Energy, Gtd. Bonds	5.63	6/15/24	3,370,000		2,578,050
Genesis Energy, Gtd. Notes	5.75	2/15/21	3,540,000		3,009,000
Genesis Energy, Gtd. Notes	6.75	8/1/22	350,000		299,250

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 93.4% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Energy - 8.0% (continued)
Jones Energy Holdings, Gtd. Notes		6.75	4/1/22	6,232,000		3,521,080
Laredo Petroleum, Gtd. Notes		5.63	1/15/22	3,400,000	[d]	2,975,000
Matador Resources, Notes		6.88	4/15/23	3,675,000		3,436,125
Northern Oil and Gas, Sr. Unscd. Notes		8.00	6/1/20	1,385,000		927,950
Northern Oil and Gas, Sr. Unscd. Notes		8.00	6/1/20	5,890,000	[d]	3,946,300
Rose Rock Midstream, Gtd. Notes		5.63	7/15/22	5,160,000		3,689,400
Rose Rock Midstream, Gtd. Notes		5.63	11/15/23	2,565,000	[b]	1,833,975
RSP Permian, Gtd. Notes		6.63	10/1/22	3,707,000		3,428,975
RSP Permian, Gtd. Notes		6.63	10/1/22	1,640,000	[b]	1,517,000
Sanchez Energy, Gtd. Notes		7.75	6/15/21	3,925,000	[d]	2,413,875
Sanchez Energy, Gtd. Notes		6.13	1/15/23	180,000	[d]	98,100
Targa Resources Partners, Notes		6.88	2/1/21	3,037,000	[d]	2,763,670
Unit, Gtd. Notes		6.63	5/15/21	7,700,000		5,582,500
					78,629,305
Environmental - .7%
ADS Waste Holdings, Gtd. Notes		8.25	10/1/20	7,050,000		7,138,125
Finance Companies - 8.0%
AerCap Ireland Capital, Gtd. Bonds		4.63	7/1/22	950,000		963,063
AerCap Ireland Capital, Gtd. Notes		4.63	10/30/20	1,060,000		1,087,825
Aircastle, Sr. Unscd. Notes		5.50	2/15/22	2,350,000		2,414,625
American Capital, Sr. Unscd. Notes		6.50	9/15/18	4,265,000	[b]	4,408,944
CIT Group, Sr. Unscd. Notes		5.50	2/15/19	2,000,000	[b,d]	2,095,000
CIT Group, Sr. Unscd. Notes		5.00	8/15/22	3,665,000		3,772,678
Garfunkelux Holdco 2, Bonds	GBP	11.00	11/1/23	2,480,000	[b,d]	3,701,738
Garfunkelux Holdco 3, Bonds	GBP	8.50	11/1/22	2,290,000	[b]	3,422,357
Hub Holdings, Sr. Unscd. Notes		8.13	7/15/19	7,755,000	[b]	7,289,700
HUB International, Sr. Unscd. Notes		7.88	10/1/21	4,755,000	[b]	4,291,387
International Lease Finance, Sr. Unscd. Notes		8.25	12/15/20	7,840,000		9,290,400
International Lease Finance, Sr. Unscd. Notes		8.63	1/15/22	2,395,000		2,906,931

Bonds and Notes - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Finance Companies - 8.0% (continued)
KCG Holdings, Sr. Scd. Notes	6.88	3/15/20	3,750,000	[b]	3,393,750
Ladder Capital Finance Holdings, Sr. Unscd. Notes	7.38	10/1/17	5,385,000		5,385,000
Provident Funding Associates, Gtd. Notes	6.75	6/15/21	5,340,000	[b]	5,193,150
Quicken Loans, Gtd. Notes	5.75	5/1/25	8,045,000	[b,d]	7,693,031
USI, Sr. Unscd. Notes	7.75	1/15/21	7,865,000	[b]	7,579,894
York Risk Services Holding, Gtd. Notes	8.50	10/1/22	4,630,000	[b]	3,813,962
				78,703,435
Food and Beverage - 1.4%
Acosta, Sr. Unscd. Notes	7.75	10/1/22	3,455,000	[b]	3,057,675
JBS USA Finance, Sr. Unscd. Notes	5.75	6/15/25	2,895,000	[b]	2,533,125
Post Holdings, Gtd. Notes	7.38	2/15/22	5,230,000	[d]	5,471,887
Post Holdings, Gtd. Notes	8.00	7/15/25	2,485,000	[b]	2,640,313
				13,703,000
Gaming - 3.1%
Boyd Gaming, Gtd. Notes	6.88	5/15/23	4,880,000		5,038,600
International Game Technology, Sr. Scd. Notes	6.25	2/15/22	6,070,000	[b]	5,705,800
MGM Resorts International, Gtd. Notes	7.75	3/15/22	4,377,000	[d]	4,666,976
MGM Resorts International, Gtd. Notes	6.00	3/15/23	1,813,000	[d]	1,803,935
Penn National Gaming, Sr. Unscd. Notes	5.88	11/1/21	5,495,000	[d]	5,357,625
Scientific Games International, Gtd. Notes	10.00	12/1/22	11,070,000		7,915,050
				30,487,986
Health Care - 9.4%
Capsugel, Sr. Unscd. Notes	7.00	5/15/19	6,164,000	[b]	6,021,457
CHS/Community Health Systems, Gtd. Notes	6.88	2/1/22	3,480,000	[d]	3,319,050
ConvaTec Finance International, Sr. Unscd. Notes	8.25	1/15/19	7,710,000	[b]	7,199,212
DPx Holdings, Sr. Unscd. Notes	7.50	2/1/22	4,890,000	[b]	4,786,087
Endo Finance, Gtd. Notes	6.00	7/15/23	3,395,000	[b]	3,395,000
HCA, Gtd. Notes	7.50	2/15/22	6,310,000		7,019,875
HCA, Sr. Scd. Notes	5.00	3/15/24	3,400,000		3,400,000
HCA Holdings, Sr. Unscd. Notes	6.25	2/15/21	3,200,000		3,400,000

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Health Care - 9.4% (continued)
Hill-Rom Holdings, Notes	5.75	9/1/23	3,910,000	[b]	4,007,750
Jaguar Holding Company II, Gtd. Notes	6.38	8/1/23	3,725,000	[b]	3,641,187
JLL/Delta Dutch Pledgeco, Sr. Unscd. Notes	8.75	5/1/20	2,741,000	[b]	2,651,918
Kindred Healthcare, Gtd. Notes	6.38	4/15/22	4,345,000		3,622,644
Kindred Healthcare, Notes	8.75	1/15/23	3,880,000		3,584,150
LifePoint Health, Notes	5.88	12/1/23	880,000	[d]	895,400
Surgical Care Affiliates, Gtd. Notes	6.00	4/1/23	3,945,000	[b]	3,866,100
Tenet Healthcare, Notes	5.00	3/1/19	1,115,000	[c]	1,034,163
Tenet Healthcare, Sr. Unscd. Notes	8.13	4/1/22	9,085,000		9,107,712
Tenet Healthcare, Sr. Unscd. Notes	6.75	6/15/23	4,840,000	[d]	4,498,175
Valeant Pharmaceuticals International, Gtd. Notes	6.75	8/15/18	5,750,000	[b]	5,727,000
Valeant Pharmaceuticals International, Gtd. Notes	6.38	10/15/20	2,700,000	[b]	2,619,000
Valeant Pharmaceuticals International, Gtd. Notes	7.50	7/15/21	2,750,000	[b]	2,756,875
Valeant Pharmaceuticals International, Gtd. Notes	6.75	8/15/21	2,170,000	[b]	2,104,900
Valeant Pharmaceuticals International, Gtd. Notes	5.63	12/1/21	385,000	[b]	356,125
Valeant Pharmaceuticals International, Gtd. Notes	5.50	3/1/23	1,200,000	[b]	1,062,000
VRX Escrow, Sr. Unscd. Notes	6.13	4/15/25	2,695,000	[b]	2,412,025
				92,487,805
Home Construction - 2.8%
Ashton Woods USA/Finance, Sr. Unscd. Notes	6.88	2/15/21	5,323,000	[b]	4,551,165
Brookfield Residential Properties, Gtd. Notes	6.50	12/15/20	5,435,000	[b]	5,265,156
Shea Homes, Sr. Unscd. Notes	5.88	4/1/23	2,184,000	[b]	2,249,520
Shea Homes Funding, Gtd. Notes	6.13	4/1/25	1,560,000	[b]	1,610,700
Taylor Morrison Communications, Gtd. Notes	5.88	4/15/23	3,730,000	[b]	3,702,025
TRI Pointe Holdings, Sr. Unscd. Notes	5.88	6/15/24	895,000		874,863
Weekley Homes, Sr. Unscd. Notes	6.00	2/1/23	4,122,000		3,895,290
William Lyon Homes, Gtd. Notes	8.50	11/15/20	5,290,000		5,620,625
				27,769,344

Bonds and Notes - 93.4% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Industrial Services - 2.4%
AECOM, Notes		5.75	10/15/22	3,172,000		3,279,055
Algeco Scotsman Global Finance, Sr. Scd. Notes		8.50	10/15/18	3,570,000	[b]	3,007,725
Algeco Scotsman Global Finance, Sr. Scd. Notes	EUR	9.00	10/15/18	170,000		151,503
Galapagos Holding, Sr. Scd. Notes	EUR	7.00	6/15/22	5,750,000	[b]	5,469,552
Hillman Group, Sr. Unscd. Notes		6.38	7/15/22	5,100,000	[b]	4,258,500
StoneMor Partners, Gtd. Notes		7.88	6/1/21	2,645,000		2,737,575
Zachry Holdings, Sr. Unscd. Notes		7.50	2/1/20	4,655,000	[b]	4,585,175
					23,489,085
Materials - .9%
Mercer International, Gtd. Notes		7.75	12/1/22	4,295,000		4,359,425
Sappi Papier Holding, Sr. Scd. Notes		6.63	4/15/21	3,945,000	[b]	4,004,175
					8,363,600
Media Entertainment - 3.5%
Clear Channel Worldwide Holdings, Gtd. Notes, Ser. A		7.63	3/15/20	625,000		571,094
Clear Channel Worldwide Holdings, Gtd. Notes, Ser. B		6.50	11/15/22	2,640,000		2,583,900
ClubCorp Club Operations, Gtd. Notes		8.25	12/15/23	4,435,000	[b]	4,368,475
Entertainment One, Sr. Scd. Bonds	GBP	6.88	12/15/22	1,700,000	[b]	2,506,155
Gray Television, Gtd. Notes		7.50	10/1/20	6,290,000	[d]	6,486,562
iHeartCommunications, Gtd. Notes		14.00	2/1/21	4,183,692		1,160,975
iHeartCommunications, Sr. Scd. Notes		9.00	12/15/19	3,935,000		2,887,306
Nexstar Broadcasting, Gtd. Notes		6.88	11/15/20	5,200,000		5,336,500
Sinclair Television Group, Gtd. Notes		6.38	11/1/21	2,105,000		2,178,675
Sinclair Television Group, Gtd. Notes		5.63	8/1/24	2,140,000	[b]	2,089,175
Townsquare Media, Sr. Notes		6.50	4/1/23	3,869,000	[b,d]	3,554,644
					33,723,461
Metals and Mining - 1.1%
ArcelorMittal, Sr. Unscd. Bonds		10.85	6/1/19	3,767,000	[c]	3,550,397
Global Brass & Copper, Sr. Scd. Notes		9.50	6/1/19	2,745,000		2,916,563
Steel Dynamics, Notes		6.38	8/15/22	3,955,000		3,816,575
					10,283,535

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 93.4% (continued)		Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Packaging - 5.2%
Albea Beauty Holdings, Sr. Scd. Notes		8.38	11/1/19	6,592,000	[b]	6,888,640
Ardagh Finance Holdings, Sr. Unscd. Notes		8.63	6/15/19	5,787,771	[b]	5,733,482
Ardagh Packaging Finance, Gtd. Notes		6.75	1/31/21	7,750,000	[b]	7,478,750
Beverage Packaging Holdings II, Gtd. Notes		6.00	6/15/17	3,350,000	[b]	3,253,688
BWAY Holding, Sr. Unscd. Notes		9.13	8/15/21	12,965,000	[b]	12,187,100
Horizon Holdings I, Sr. Unscd. Notes	EUR	7.25	8/1/23	1,670,000	[b]	1,887,459
Horizon Holdings I, Sr. Unscd. Notes	EUR	7.25	8/1/23	1,000,000		1,130,215
Reynolds Group, Gtd. Notes		8.50	5/15/18	1,500,000	[c]	1,485,000
Reynolds Group, Gtd. Notes		9.88	8/15/19	1,941,000		1,957,984
Signode Industrial Group, Gtd. Notes		6.38	5/1/22	9,825,000	[b]	8,400,375
					50,402,693
Retailers - 2.1%
Argos Merger Sub, Sr. Unscd. Notes		7.13	3/15/23	5,190,000	[b]	5,158,860
Dollar Tree, Gtd. Notes		5.75	3/1/23	4,070,000	[b]	4,232,800
DriveTime Automotive Group, Sr. Scd. Notes		8.00	6/1/21	4,730,000	[b,d]	4,233,350
Neiman Marcus Group, Gtd. Notes		8.00	10/15/21	3,835,000	[b]	2,857,075
Neiman Marcus Group, Gtd. Notes		8.75	10/15/21	1,030,000	[b]	643,750
Party City Holdings, Notes		6.13	8/15/23	1,315,000	[b,d]	1,282,125
Rite Aid, Gtd. Notes		6.13	4/1/23	2,015,000	[b]	2,093,081
					20,501,041
Technology - 5.7%
Alcatel-Lucent USA, Gtd. Notes		6.75	11/15/20	1,861,000	[b]	1,968,008
Alcatel-Lucent USA, Sr. Unscd. Notes		6.45	3/15/29	2,575,000		2,616,844
Audatex North America, Gtd. Notes		6.00	6/15/21	1,920,000	[b]	1,941,600
Audatex North America, Gtd. Notes		6.13	11/1/23	2,960,000	[b]	2,989,600
CDW Finance, Gtd. Bonds		6.00	8/15/22	4,570,000		4,838,487
Commscope, Sr. Scd. Notes		4.38	6/15/20	2,005,000	[b]	2,025,050
Commscope Tech Finance, Sr. Scd. Notes		6.00	6/15/25	3,300,000	[b]	3,184,500
Ensemble S Merger Sub, Sr. Notes		9.00	9/30/23	4,230,000	[b]	4,103,100

Bonds and Notes - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Technology - 5.7% (continued)
First Data, Gtd. Notes	7.00	12/1/23	8,315,000	[b]	8,335,787
First Data, Sr. Scd. Notes	6.75	11/1/20	442,000	[b]	464,653
Infor Software Parent, Gtd. Notes	7.13	5/1/21	6,245,000	[b]	4,535,431
Infor US, Gtd. Notes	6.50	5/15/22	3,800,000	[b]	3,220,500
Micron Technology, Sr. Unscd. Notes	5.88	2/15/22	2,500,000		2,440,625
Plantronics, Gtd. Notes	5.50	5/31/23	3,505,000	[b]	3,496,237
Riverbed Technology, Gtd. Notes	8.88	3/1/23	5,839,000	[b]	5,422,971
Sabre Global, Gtd. Notes	5.38	4/15/23	2,670,000	[b]	2,670,000
Sabre Global, Notes	5.25	11/15/23	1,620,000	[b]	1,609,875
				55,863,268
Transportation Services - 1.4%
Navios Maritime Acquisition, Sr. Scd. Notes	8.13	11/15/21	6,265,000	[b]	5,489,706
Navios Maritime Holdings Finance, Sr. Scd. Notes	7.38	1/15/22	3,177,000	[b]	1,600,414
Navios South American Logistics, Gtd. Notes	7.25	5/1/22	5,890,000	[b]	3,880,037
XPO Logistics, Gtd. Notes	6.50	6/15/22	3,040,000	[b,d]	2,823,400
				13,793,557
Wireless Communications - 6.3%
Altice, Gtd. Notes	7.75	5/15/22	7,925,000	[b]	7,172,125
Altice, Gtd. Notes	7.63	2/15/25	1,150,000	[b]	994,750
Digicel, Gtd. Notes	6.75	3/1/23	3,150,000	[b]	2,646,000
Digicel Group, Sr. Unscd. Notes	8.25	9/30/20	4,845,000	[b]	4,021,350
Digicel Group, Sr. Unscd. Notes	7.13	4/1/22	2,200,000	[b]	1,661,000
Numericable-SFR, Sr. Scd. Bonds	6.00	5/15/22	4,320,000	[b]	4,201,200
Numericable-SFR, Sr. Scd. Bonds	6.25	5/15/24	3,435,000	[b]	3,323,362
Sprint, Gtd. Notes	7.88	9/15/23	1,980,000		1,491,930
Sprint Capital, Notes	6.90	5/1/19	1,905,000		1,562,100
Sprint Communications, Gtd. Notes	9.00	11/15/18	4,235,000	[b]	4,467,925
Sprint Communications, Gtd. Notes	7.00	3/1/20	3,870,000	[b]	3,889,350
Sprint Communications, Sr. Unscd. Notes	7.00	8/15/20	5,055,000		3,917,625

STATEMENT OF INVESTMENTS (continued)

Bonds and Notes - 93.4% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Wireless Communications - 6.3% (continued)
Sprint Communications, Sr. Unscd. Notes	11.50	11/15/21	2,525,000		2,335,625
T-Mobile USA, Bonds	6.50	1/15/26	1,025,000		1,037,290
T-Mobile USA, Gtd. Bonds	6.63	4/28/21	3,080,000		3,203,200
T-Mobile USA, Gtd. Bonds	6.73	4/28/22	3,735,000		3,903,075
T-Mobile USA, Gtd. Bonds	6.84	4/28/23	4,080,000		4,233,000
T-Mobile USA, Gtd. Bonds	6.50	1/15/24	3,465,000		3,542,962
Wind Acquisition Finance, Scd. Notes	7.38	4/23/21	3,815,000	[b]	3,614,712
				61,218,581
Wireline Communications - 3.3%
CenturyLink, Sr. Unscd. Notes, Ser. V	5.63	4/1/20	5,000		4,963
CenturyLink, Sr. Unscd. Notes, Ser. W	6.75	12/1/23	4,605,000		4,334,456
Communications Sales & Leasing, Gtd. Notes	8.25	10/15/23	545,000		463,250
Frontier Communications, Sr. Unscd. Notes	6.25	9/15/21	3,270,000		2,787,675
Frontier Communications, Sr. Unscd. Notes	8.75	4/15/22	3,550,000		3,301,500
Frontier Communications, Sr. Unscd. Notes	10.50	9/15/22	4,430,000	[b]	4,424,462
Frontier Communications, Sr. Unscd. Notes	7.13	1/15/23	1,005,000		871,838
Frontier Communications, Sr. Unscd. Notes	7.63	4/15/24	1,865,000		1,575,925
Frontier Communications, Sr. Unscd. Notes	11.00	9/15/25	3,295,000	[b]	3,270,288
Level 3 Financing, Notes	5.38	1/15/24	2,200,000	[b]	2,216,500
Sable International Finance, Gtd. Notes	6.88	8/1/22	3,700,000	[b]	3,589,000
Windstream, Gtd. Notes	7.75	10/15/20	1,310,000	[d]	1,108,588
Windstream, Gtd. Notes	7.75	10/1/21	4,185,000		3,313,997
Windstream Services, Notes	7.88	11/1/17	990,000		1,017,730
				32,280,172
Total Bonds and Notes (cost $1,006,482,778)			915,217,921
Floating Rate Loan Interests - 2.1%
Consumer Discretionary - .1%
Camping World, Term Loan	5.25	2/20/20	1,275,000	[c]	1,260,656
Financials - .3%
Asurion, Incremental Tranche B-1 Term Loan	5.00	5/24/19	3,555,000	[c]	3,340,598

Floating Rate Loan Interests - 2.1% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Health Care - .3%
Concordia Healthcare, Term Loan	5.25	10/21/21	3,490,000	[c]	3,361,324
Industrials - .5%
Neff Rentals, Second Lien Closing Date Loan	7.25	5/21/21	5,540,000	[c]	4,598,200
Transportation Services - .6%
XPO Logistics, Term Loan	5.50	10/27/21	5,580,000	[c]	5,563,706
Wireline Communications - .3%
Communications Sales & Leasing, Term Loan	5.00	10/14/22	2,900,000	[c]	2,688,837
Total Floating Rate Loan Interests (cost $21,730,289)			20,813,321
Preferred Stocks - .7%			Shares		Value ($)
Banking - .7%
GMAC Capital Trust I, Ser. 2, 8.13% (cost $6,472,746)			248,504	[c]	6,302,061
Short-Term Investments - .1%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)

U.S. Treasury Bills (cost $709,877)	0.15	2/11/16	710,000		709,906
Other Investment - 3.7%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $36,560,288)			36,560,288	[e]	36,560,288

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - 4.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $44,261,067)	44,261,067	[e] 44,261,067
Total Investments (cost $1,116,217,045)	104.5%	1,023,864,564
Liabilities, Less Cash and Receivables	(4.5%)	(44,209,445)
Net Assets	100.0%	979,655,119

a Principal amount stated in U.S. Dollars unless otherwise noted.

EUR—Euro

GBP—British Pound

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities were valued at $479,673,920 or 49.0% of net assets.

c Variable rate security—interest rate subject to periodic change.

d Security, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $64,652,960 and the value of the collateral held by the fund was $67,215,453, consisting of cash collateral of $44,261,067 and U.S. Government & Agency securities valued at $22,954,386.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	93.4
Short-Term/Money Market Investments	8.3
Bank Loans	2.1
Preferred Stocks	.7
104.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $64,652,960)—Note 1(c):
Unaffiliated issuers	1,035,395,690	943,043,209
Affiliated issuers	80,821,355	80,821,355
Cash denominated in foreign currency	2,754,171	2,695,339
Dividends, interest and securities lending income receivable		18,122,810
Receivable for shares of Beneficial Interest subscribed		3,656,414
Receivable for investment securities sold		1,842,038
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		107,916
		1,050,289,081
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		708,420
Cash overdraft due to Custodian		1,271,118
Liability for securities on loan—Note 1(c)		44,261,067
Payable for shares of Beneficial Interest redeemed		13,625,465
Payable for investment securities purchased		10,712,094
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		31,785
Accrued expenses		24,013
		70,633,962
Net Assets ($)		979,655,119
Composition of Net Assets ($):
Paid-in capital		1,171,833,202
Accumulated distributions in excess of investment income—net		(1,011,964)
Accumulated net realized gain (loss) on investments		(98,825,104)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		(92,341,015)
Net Assets ($)		979,655,119

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	170,139,495	68,331,355	741,184,269
Shares Outstanding	29,240,482	11,740,510	127,281,434
Net Asset Value Per Share ($)	5.82	5.82	5.82

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income ($):
Income:
Interest	75,667,792
Dividends:
Unaffiliated issuers	511,102
Affiliated issuers	58,012
Income from securities lending—Note 1(c)	581,300
Total Income	76,818,206
Expenses:
Management fee—Note 3(a)	8,292,878
Distribution/Service Plan fees—Note 3(b)	1,330,878
Trustees’ fees—Note 3(a,c)	88,866
Loan commitment fees—Note 2	13,715
Total Expenses	9,726,337
Less—Trustees’ fees reimbursed by Dreyfus—Note 3(a)	(88,866)
Net Expenses	9,637,471
Investment Income—Net	67,180,735
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(47,641,396)
Net realized gain (loss) on forward foreign currency exchange contracts	4,464,442
Net Realized Gain (Loss)	(43,176,954)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(67,452,409)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(815,178)
Net Unrealized Appreciation (Depreciation)	(68,267,587)
Net Realized and Unrealized Gain (Loss) on Investments	(111,444,541)
Net (Decrease) in Net Assets Resulting from Operations	(44,263,806)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	2014
Operations ($):
Investment income—net	67,180,735	83,128,150
Net realized gain (loss) on investments	(43,176,954)	42,274,776
Net unrealized appreciation (depreciation) on investments	(68,267,587)	(97,466,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	(44,263,806)	27,936,101
Dividends to Shareholders from ($):
Investment income—net:
Class A	(12,291,040)	(16,080,012)
Class C	(4,264,377)	(5,121,564)
Class I	(55,759,935)	(68,890,667)
Net realized gain on investments:
Class A	-	(261,865)
Class C	-	(105,859)
Class I	-	(1,156,372)
Total Dividends	(72,315,352)	(91,616,339)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	75,336,949	70,107,848
Class C	5,536,086	6,229,546
Class I	334,108,284	610,213,886
Dividends reinvested:
Class A	10,316,917	13,870,490
Class C	2,462,348	3,075,352
Class I	23,732,771	28,938,743
Cost of shares redeemed:
Class A	(108,691,264)	(180,163,364)
Class C	(21,076,918)	(21,649,290)
Class I	(412,381,218)	(856,064,558)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(90,656,045)	(325,441,347)
Total Increase (Decrease) in Net Assets	(207,235,203)	(389,121,585)
Net Assets ($):
Beginning of Period	1,186,890,322	1,576,011,907
End of Period	979,655,119	1,186,890,322
Undistributed (distributions in excess of) investment income—net	(1,011,964)	883,285

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2015	2014
Capital Share Transactions (Shares):
Class A
Shares sold	11,793,902	10,389,985
Shares issued for dividends reinvested	1,634,465	2,055,384
Shares redeemed	(17,226,872)	(26,862,894)
Net Increase (Decrease) in Shares Outstanding	(3,798,505)	(14,417,525)
Class C
Shares sold	881,944	917,852
Shares issued for dividends reinvested	389,918	456,325
Shares redeemed	(3,361,836)	(3,212,962)
Net Increase (Decrease) in Shares Outstanding	(2,089,974)	(1,838,785)
Class I
Shares sold	52,499,638	90,734,119
Shares issued for dividends reinvested	3,761,714	4,287,999
Shares redeemed	(66,114,728)	(128,359,258)
Net Increase (Decrease) in Shares Outstanding	(9,853,376)	(33,337,140)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	6.45	6.74	6.67	6.21	6.62
Investment Operations:
Investment income—net[a]	.35	.36	.38	.41	.49
Net realized and unrealized gain (loss) on investments	(.60)	(.25)	.10	.48	(.40)
Total from Investment Operations	(.25)	.11	.48	.89	.09
Distributions:
Dividends from investment income—net	(.38)	(.39)	(.41)	(.43)	(.50)
Dividends from net realized gain on investments	–	(.01)	–	–	–
Total Distributions	(.38)	(.40)	(.41)	(.43)	(.50)
Net asset value, end of period	5.82	6.45	6.74	6.67	6.21
Total Return (%)[b]	(4.20)	1.55	7.49	14.74	1.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	5.53	5.35	5.79	6.35	7.50
Portfolio Turnover Rate	54.35	72.20	46.05	51.72	75.87
Net Assets, end of period ($ x 1,000)	170,139	212,967	319,981	360,128	338,800

a  Based on average shares outstanding.

b  Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	6.45	6.74	6.67	6.21	6.62
Investment Operations:
Investment income—net[a]	.30	.31	.34	.36	.44
Net realized and unrealized gain (loss) on investments	(.60)	(.25)	.09	.48	(.40)
Total from Investment Operations	(.30)	.06	.43	.84	.04
Distributions:
Dividends from investment income—net	(.33)	(.34)	(.36)	(.38)	(.45)
Dividends from net realized gain on investments	–	(.01)	–	–	–
Total Distributions	(.33)	(.35)	(.36)	(.38)	(.45)
Net asset value, end of period	5.82	6.45	6.74	6.67	6.21
Total Return (%)[b]	(4.91)	.79	6.69	13.89	.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	4.79	4.61	5.05	5.60	6.76
Portfolio Turnover Rate	54.35	72.20	46.05	51.72	75.87
Net Assets, end of period ($ x 1,000)	68,331	89,182	105,686	123,693	118,706

a  Based on average shares outstanding.

b  Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	6.45	6.75	6.67	6.22	6.62
Investment Operations:
Investment income—net[a]	.37	.38	.40	.43	.50
Net realized and unrealized gain (loss) on investments	(.61)	(.26)	.11	.47	(.38)
Total from Investment Operations	(.24)	.12	.51	.90	.12
Distributions:
Dividends from investment income—net	(.39)	(.41)	(.43)	(.45)	(.52)
Dividends from net realized gain on investments	–	(.01)	–	–	–
Total Distributions	(.39)	(.42)	(.43)	(.45)	(.52)
Net asset value, end of period	5.82	6.45	6.75	6.67	6.22
Total Return (%)	(3.96)	1.64	7.92	14.84	1.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	5.78	5.59	6.03	6.57	7.73
Portfolio Turnover Rate	54.35	72.20	46.05	51.72	75.87
Net Assets, end of period ($ x 1,000)	741,184	884,742	1,150,345	907,236	576,790

a  Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”).

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositery Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	–	915,217,921	–	915,217,921
Floating Rate Loan Interests†	–	20,813,321	–	20,813,321
Preferred Stocks†	—	6,302,061	–	6,302,061
Mutual Funds	80,821,355	–	–	80,821,355
U.S. Treasury	—	709,906	–	709,906
Other Financial Instruments
Forward Foreign Currency Exchange Contracts††	—	107,916	–	107,916
Liabilities ($)
Other Financial Instruments

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts††	—	(31,785)	–	(31,785)

† See Statement of Investments for additional detailed categorizations.

††  Amount shown represents unrealized appreciation (depreciation) at period end.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $146,681 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	27,426,608	519,372,295	510,238,615	36,560,288	3.7
Dreyfus Institutional Cash Advantage Fund	73,910,827	394,718,431	424,368,191	44,261,067	4.5
Total	101,337,435	914,090,726	934,606,806	80,821,355	8.2

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High Yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s

NOTES TO FINANCIAL STATEMENTS (continued)

continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

(f) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $91,963,429 and unrealized depreciation $99,202,690. In addition, the fund deferred for tax purposes late-year ordinary losses of $1,011,964 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2015. If not applied, $17,792,236 of the carryover expires in fiscal year 2016 and $23,792,999 expires in fiscal year 2017. The fund has $20,157,264 of post-enactment short-term capital losses and $30,220,930 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $72,315,352 and $91,616,339, respectively.

During the period ended December 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for consent fees, amortization of premiums, and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $3,239,368, decreased accumulated net realized gain (loss) on investments by $2,974,411 and decreased paid-in capital by $264,957. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2015, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund (excluding brokerage commissions, taxes, interest expense, commitment fees on borrowings, Rule 12b-1 Distribution Plan fees, Service Plan fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses). In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2015, Trustees’ fees reimbursed by Dreyfus amounted to $88,866.

During the period ended December 31, 2015, the Distributor retained $2,799 from commissions earned on sales of the fund’s Class A shares and $798 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2015, Class A and Class C shares were charged $515,137 and $611,806, respectively, pursuant to their Distribution Plans. During the period ended December 31, 2015, Class C shares were charge $203,935 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $616,434, Distribution Plans fees $82,570 and Service Plan fees $14,886, which are offset against an expense reimbursement currently in effect in the amount of $5,470.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2015, amounted to $602,634,945 and $682,329,491, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2015 is discussed below.

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at December 31, 2015:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Barclays Bank
Euro,
Expiring
2/22/2016	170,000	181,455	184,999	3,544
Goldman Sachs International
Euro,
Expiring
1/29/2016	1,325,000	1,438,815	1,441,011	2,196
Sales:
Barclays Bank
British Pound,
Expiring
1/29/2016	3,640,000	5,426,392	5,366,577	59,815
Euro,
Expiring
1/29/2016	6,385,000	6,930,835	6,944,040	(13,205)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Commonwealth Bank of Australia
Euro,
Expiring
1/29/2016	6,000,000	6,514,500	6,525,332	(10,832)
Goldman Sachs International
British Pound,
Expiring
1/29/2016	3,765,000	5,593,230	5,550,869	42,361
Morgan Stanley Capital Services
Euro,
Expiring
1/29/2016	4,465,000	4,848,186	4,855,934	(7,748)
Gross Unrealized Appreciation				107,916
Gross Unrealized Depreciation				(31,785)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	107,916	(31,785)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	107,916	(31,785)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	107,916	(31,785)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2015:

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	63,359		(13,205)	-	50,154
Goldman Sachs International	44,557		-	-	44,557
Total	107,916		(13,205)	-	94,711

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Bank	(13,205)		13,205	-	-
Commonwealth Bank of Australia	(10,832)		-	-	(10,832)
Morgan Stanley Capital Services	(7,748)		-	-	(7,748)
Total	(31,785)		13,205	-	(18,580)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2015:

Average Market Value ($)
Forward contracts	41,138,747

At December 31, 2015, the cost of investments for federal income tax purposes was $1,123,002,589; accordingly, accumulated net unrealized depreciation on investments was $99,138,025, consisting of $6,093,667 gross unrealized appreciation and $105,231,692 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 29, 2016

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 71.78% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Francine J. Bovich (64)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Kenneth A. Himmel (69)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 29

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 29

———————

Roslyn M. Watson (66)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 65

———————

Benaree Pratt Wiley (69)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 65

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member
J. Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus High Yield Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DPLTX Class C: PTHIXC Class I: DLHRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0029AR1215

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,060 in 2014 and $57,500 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,340 in 2014 and $4,500 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ 0 in 2014 and $ 0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,400 in 2014 and $2,500  in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $ 0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $14,825,742 in 2014 and $15,629,059 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

                        Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus/Laurel Funds Trust

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

By:       /s/James Windels

            James Windels,

            Treasurer

Date:    February 23, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)